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                                                                  EXHIBIT 10.2
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                             CONTRIBUTION AGREEMENT

                                     between

                          PHOENIX LEASING INCORPORATED

                                       and

                          PHOENIX RECEIVABLES II, INC.

                                   Dated as of

                                NOVEMBER 1, 1995


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                                TABLE OF CONTENTS

ARTICLE I.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

         SECTION 1.01     Terms Defined in the Pooling and Servicing Agreement  . . . . . . . . . . . .   2
         SECTION 1.02     Additional Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE II.      CONVEYANCE OF INITIAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

         SECTION 2.01     Capital Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         SECTION 2.02     Custody of Lease Files  . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         SECTION 2.03     Contributions of New Assets . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE III.     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

         SECTION 3.01     Representations and Warranties of PLI.  . . . . . . . . . . . . . . . . . . .   5
         SECTION 3.02     Representations and Warranties of the Phoenix Finance Subsidiary. . . . . . .  12
         SECTION 3.03     Acceptance of Reconveyance of Leases and Equipment by PLI . . . . . . . . . .  13

ARTICLE IV.      COVENANTS OF PLI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

         SECTION 4.01     Covenants of PLI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         SECTION 4.02     Phoenix Finance Subsidiary Covenants  . . . . . . . . . . . . . . . . . . . .  17
         SECTION 4.03     Transfer of Assets and Rights under this Agreement  . . . . . . . . . . . . .  17

ARTICLE V.       CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         SECTION 5.01     Conditions to the Phoenix Finance Subsidiary's Obligations  . . . . . . . . .  18
         SECTION 5.02     Conditions to the Obligations of PLI  . . . . . . . . . . . . . . . . . . . .  18

ARTICLE VI.      TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         SECTION 6.01     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         SECTION 6.02     Effect of Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE VII.     MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         SECTION 7.01     Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         SECTION 7.02     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         SECTION 7.03     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 7.04     Severability of Provision . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 7.05     Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 7.06     Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 7.07     No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 7.08     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21


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
         SECTION 7.09     Binding Effect; Third-Party Beneficiaries.  . . . . . . . . . . . . . . . . .  21
         SECTION 7.10     Merger and Integration  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 7.11     Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 7.12     Exhibit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 7.13     No Bankruptcy Petition Against the Phoenix Finance Subsidiary . . . . . . . .  21
         SECTION 7.14     Confirmation of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

         Exhibit A                Form of Contribution Agreement Supplement


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                             CONTRIBUTION AGREEMENT

                 THIS CONTRIBUTION AGREEMENT, dated as of November 1, 1995 (this "Agreement"), is entered into between PHOENIX LEASING INCORPORATED ("PLI"), a California corporation located at 2401 Kerner Boulevard, San Rafael, California 94901-5527 and PHOENIX RECEIVABLES II, INC. (the "Phoenix Finance Subsidiary"), a Delaware corporation located at 2401 Kerner Boulevard, San Rafael, California 94901-5527.

                              W I T N E S S E T H:

                 WHEREAS, PLI in the ordinary course of its business originates and acquires equipment leases in the United States; and

                 WHEREAS, PLI desires to transfer and assign all of its right, title and interest in and to the Assets to the Phoenix Finance Subsidiary upon the terms and conditions hereinafter set forth; and

                 WHEREAS, it is contemplated that following such transfer and assignment, the Phoenix Finance Subsidiary will transfer and assign all of its right, title and interest in and to the Assets to Prudential Securities Secured Financing Corporation ("PSSFC") upon the terms and conditions set forth in the Receivables Transfer Agreement dated as of November 1, 1995 (the "Receivables Transfer Agreement") between the Phoenix Finance Subsidiary and PSSFC; and

                 WHEREAS, it is contemplated that the Assets transferred hereunder will be transferred by PSSFC to the Trust formed pursuant to the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Pooling and Servicing Agreement") among PSSFC, PLI, as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"); and

                 WHEREAS, it is contemplated that following such transfers and assignments the Servicer will service the Assets pursuant to the Pooling and Servicing Agreement; and

                 WHEREAS, pursuant to the Receivables Transfer Agreement, the Phoenix Finance Subsidiary will transfer to PSSFC, the Phoenix Finance Subsidiary's right, title and interest to the Assets in and under this Agreement; and

                 WHEREAS, pursuant to the Pooling and Servicing Agreement, PSSFC will transfer to the Trustee, for the benefit of the Trust and the Certificateholders, PSSFC's right, title and interest in and under the Receivables Transfer Agreement, and PLI agrees that all covenants and agreements made by it herein shall also be for the benefit of the Trust and the Certificateholders;

                 NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                 SECTION 1.01 Terms Defined in the Pooling and Servicing Agreement. For the purposes of this Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

                 SECTION 1.02 Additional Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

                 "Assets" shall mean, collectively, the Initial Assets and all New Assets theretofore acquired by the Phoenix Finance Subsidiary.

                 "Capital Contribution" shall have the meaning set forth in
Section 2.01 hereof.

                 "Closing Date" shall mean November 30, 1995.

                 "Common Stock" shall mean the common stock of the Phoenix Finance Subsidiary constituting all of its capital stock and comprised of 1000 authorized shares.

                 "Contribution Agreement Supplement shall mean any Contribution Agreement Supplement in the form of Exhibit A hereto.

                 "Cut-Off Date" shall mean the close of business on November 1, 1995.

                 "Franchise Business Leases" shall mean those Initial Leases originated by PLI as part of the Servicer's Franchise Business Lease portfolio including leases to franchisees of approved franchisors and other small businesses.

                 "Initial Assets" shall mean (a) (i) any Initial
Equipment that is owned by PLI and any and all income and proceeds from such Initial Equipment, but subject to the rights of any User to quiet enjoyment of such Initial Equipment under the related Initial Lease and (ii) any security interest of PLI in any of the Initial Equipment that is not owned by PLI, (b) the Initial Leases,

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including, without limitation, all Scheduled Payments, Residual Receipts and any
other payments due with respect to the Initial Leases after the Cut-Off Date relating to such Initial Leases, (c) any guarantees of a User's obligations under a Initial Lease, (d) all other documents in the Lease Files with respect to the Initial Leases, including, without limitation, any Uniform Commercial
Code financing statements relating to the Initial Leases or to the Initial Equipment, (e) any Insurance Policies and Insurance Proceeds with respect to the Initial Equipment, (f) the Security Deposits and (g) any and all income and proceeds of any of the foregoing; but shall not include any right, title and interest in and to the Initial Unpaid Amounts relating to the Initial Equipment, together with any warrants issued by a User to PLI.

                 "New Assets" shall have the meaning set forth in the related Contribution Agreement Supplement.

                 "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel to the PLI or other counsel acceptable to the Phoenix Finance Subsidiary, PSSFC and the Trustee.

                 "Pooling and Servicing Agreement" shall have the meaning set forth in the fourth WHEREAS Clause of this Agreement.

                 "PSSFC" shall have the meaning set forth in the third WHEREAS Clause of this Agreement.

                 "Receivables Transfer Agreement" shall have the meaning set forth in the third WHEREAS Clause of this Agreement.

                 "Servicer" shall have the meaning set forth in the fourth WHEREAS Clause of this Agreement.

                 "Phoenix Finance Subsidiary" shall have the meaning set forth in the first paragraph of this Agreement.

                 "this Agreement" shall have the meaning set forth in the first paragraph of this Agreement.

                 "Transferred Property" shall have the meaning set forth in the Receivables Transfer Agreement.

                 "Trustee" shall have the meaning set forth in the fourth WHEREAS Clause of this Agreement.

                                   ARTICLE II.

                          CONVEYANCE OF INITIAL ASSETS

                 SECTION 2.01 Capital Contribution. (a) PLI hereby makes a capital contribution (the "Capital Contribution") to the Phoenix Finance Subsidiary of all of its respective right, title and


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interest in, to, and under the Initial Assets, whether now existing or hereafter arising, and PLI hereby assigns, grants and transfers to the Phoenix Finance Subsidiary, without recourse, all of its respective right, title and interest in and to the Initial Assets, whether now existing or hereafter arising.

                 (b) In connection with such contribution and transfer, prior to the Closing Date PLI agrees to record and file, at its own expense, financing statements (and thereafter timely continuation statements with respect to such financing statements) with respect to the Initial Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer and contribution of the Initial Assets from PLI to the Phoenix Finance Subsidiary pursuant hereto, the transfer of the Transferred Property (as defined in the Receivables Transfer Agreement) from the Phoenix Finance Subsidiary to PSSFC pursuant to the Receivables Transfer Agreement and the transfer of the Transferred Property from PSSFC to the Trust pursuant to the Pooling and Servicing Agreement, and to deliver copies of such financing statements or other evidence of such filings to the Trustee (and copies to the Phoenix Finance Subsidiary and PSSFC) on or prior to the Closing Date; provided, however, that no financing statements will be recorded or filed with respect to the contribution or transfer of the Equipment other than with respect to Growth Capital leases in connection with which Equipment is located in California, Washington and New Jersey; and provided, further, that the Lease Files will not be physically delivered to the Phoenix Finance Subsidiary but instead will be held by the Servicer on behalf of PSSFC, the Phoenix Finance Subsidiary and the Trust.

                 (c) In connection with such contribution and conveyance, (i) PLI shall, at its own expense, cause its books and records to be marked to show that the Initial Assets have been contributed and transferred to the Phoenix Finance Subsidiary in accordance with this Agreement, that the Initial Transferred Property (as defined in the Receivables Transfer Agreement) has been transferred to PSSFC in accordance with the Receivables Transfer Agreement and that the Initial Transferred Property has been transferred to the Trust in accordance with the Pooling and Servicing Agreement on or prior to the Closing Date and (ii) on the Closing Date PLI shall deliver to the Trustee on behalf of PSSFC the List of Initial Leases.

                 SECTION 2.02 Custody of Lease Files. In connection with the assignment and transfer of the Leases and Lease Files to the Phoenix Finance Subsidiary pursuant to this Agreement, to PSSFC pursuant to the Receivables Transfer Agreement and to the Trust pursuant to the Pooling and Servicing Agreement, the Servicer will retain the Lease Files and any related evidence of insurance and payments all of which shall be held on behalf of the Trustee and the Certificateholders.


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                 SECTION 2.03 Contributions of New Assets. Each contribution of
New Assets shall be evidenced by the execution and delivery by PLI and the Phoenix Finance Subsidiary of a Contribution Agreement Supplement in the form of Exhibit A hereto. Each such contribution shall be effective as of the related Transfer Date.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

                 SECTION 3.01 Representations and Warranties of PLI. PLI hereby makes the following representations and warranties for the benefit of the Trustee, the Certificateholders, PSSFC and the Phoenix Finance Subsidiary, on which the Phoenix Finance Subsidiary relies in issuing the Common Stock and accepting the contribution of the Initial Assets, and on which PSSFC relies in accepting the transfer of the Initial Transferred Property (as defined pursuant to the Receivables Transfer Agreement) pursuant to the Receivables Transfer Agreement, and on which the Trust relies in accepting the transfer of the New Transferred Property pursuant to the Pooling and Servicing Agreement. Such representations and warranties speak as of the Closing Date and shall be deemed reaffirmed on each Transfer Date, but shall survive the contribution, assignment and transfer of the Initial Assets to the Phoenix Finance Subsidiary and its successors and assigns.

                                   (a) PLI hereby represents and warrants with
         respect to the Initial Assets contributed and conveyed by it as follows:

                          (i) List of Initial Leases. The information with respect to the Initial Leases in the List of Initial Leases is true and correct in all respects as of the Cut-Off Date; the List of Initial Leases is attached hereto;

                         (ii) No Default. As of the Cut-off Date, no more than 10% of a payment on any Initial Lease was more than 60 days past due and (except for payments which are 60 days or less past due) (A) there was no default, breach, violation or event permitting acceleration under the terms of any Initial Lease (other than delinquent payments, as previously described), (B) no event had occurred and was continuing which with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Initial Lease (other than delinquent payments, as previously described) and (C) it has not waived any of the foregoing;

                        (iii) No Waiver. No provision of any Initial Lease has been waived, altered or modified in any respect, except by instrument or documents attached as part of such Initial Lease and identified by it (other than payment delinquencies permitted under clause (a) (ii) above);


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                         (iv)   Binding Obligation. Each Initial Lease
         represents the legal, valid and binding payment obligation of the User, enforceable in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity;

                          (v) No Defenses. Each Initial Lease is not and will not be subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, whether arising out of transactions concerning such Initial Lease or otherwise, and the operation of any of the terms of such Initial Lease or the exercise by it, the Servicer or the User of any right under such Initial Lease will not render such Initial Lease unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim or defense, including a defense arising out of a breach of the User's right of quiet enjoyment of the related Equipment, has been asserted with respect thereto, except that certain rights or defenses may exist under applicable law which, individually or in the aggregate, do not make the remedies available with respect to such Initial Lease inadequate for the practical realization of the benefits provided thereby;

                         (vi) Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of each Initial Lease have been complied with in all material respects, and each Initial Lease complied in all material respects at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated;

                        (vii) Characteristics of the Leases. (A) Each Initial Lease contains provisions requiring the User to assume all risk of loss or malfunction of the related Equipment, and making the User absolutely and unconditionally liable for all payments required to be made thereunder, without any right of setoff for any reason whatsoever, (B) except for Initial Leases having Lease numbers of 52, 191, 192, 231, 232, 162, 163, 164, having an aggregate Lease Principal Balance as of the Cut-Off Date of $579,492, and each of which allows for prepayment in an amount not less than the related Prepayment Amount, no Initial Lease provides the User with a right to terminate or prepay, (C) each Initial Lease does not provide for the substitution, exchange or addition of any other items of equipment pursuant to such Initial Lease which would result in any reduction or extension


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         of payments due under each Initial Lease, (D) each Initial Lease is assignable by it, the Phoenix Finance Subsidiary and PSSFC, without the consent of any Person, or, if any consent is required, the Person whose consent is required has given its consent in accordance with the terms of such Initial Lease no later than the Closing Date, (E) each Initial Lease was originated in the United States, its territories or possessions, by it in the ordinary course of its business, and in accordance with its underwriting standards and has been fully and properly executed by the parties thereto, (F) each Initial Lease creates, a valid, subsisting and enforceable security interest in favor of it in the related Equipment and such security interest has been perfected, (G) each Initial Lease is in full force and effect in accordance with its terms and contains enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the related Equipment of the benefits of the security, (H) each Initial Lease at the date of issuance of the Certificates will be free and clear of all Liens; (I) each Initial Lease provides for monthly payments (which payments have not been reduced or suspended) as set forth for each Initial Lease in the List of Initial Leases that fully amortize the original Lease Principal Balance by maturity and (J) each Initial Lease is not more than 60 days past due as of the Cut-Off Date;

                       (viii) Lawful Assignment. Each Initial Lease was not originated in, nor is it subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the contribution, sale, transfer and assignment of such document under this Agreement, or give rise to any repurchase obligation or option in accordance with
         Section 3.03 hereof or Section 5.12 of the Pooling and Servicing Agreement and all necessary action has been taken by it to transfer all of its right, title and interest in and to each Initial Lease and the related Equipment to the Phoenix Finance Subsidiary;

                         (ix) Capacity. All parties to each Initial Lease had the legal capacity to execute the Initial Lease;

                          (x) Good Title. Each Initial Lease and the related Equipment has not been sold, transferred, assigned or pledged by it to any other Person and immediately prior to contributing the Initial Leases and the related Equipment to the Phoenix Finance Subsidiary, it was the sole owner of each Initial Lease and the related Equipment free and clear of any liens or encumbrances and it has not taken any action to convey to any Person any right to payments received under the Initial Leases or the Insurance Policies;

                         (xi) Leases in Force. No Initial Lease has been satisfied, subordinated or rescinded, and no Equipment or any


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         security interest in Equipment has been released from the Initial Lease in whole or in part;

                          (xii) One Original. There is only one original of each Initial Lease for purposes of the UCC as in effect in California and in New York and such counterpart will be delivered to the Servicer on or before the Closing Date; each Initial Lease constitutes "chattel paper" for purposes of the UCC as in effect in California and New York;

                         (xiii) Obligations; No Impairment. It has duly fulfilled all material obligations on its part to be fulfilled under or in connection with the Initial Leases, including, without limitation, giving any notices or consents necessary to effect the contribution, assignment, transfer and conveyance of the Initial Assets from it to the Phoenix Finance Subsidiary, and has done nothing to impair the rights of the Phoenix Finance Subsidiary, PSSFC and the Certificateholders in the Initial Leases or the proceeds with respect thereto;

                          (xiv) No Amendments. Except as otherwise reflected in the List of Initial Leases, no Initial Lease has been amended such that the amount of any Scheduled Payment or Final Lease Payment or the aggregate of any Scheduled Payments or Final Lease Payments have been decreased;

                           (xv) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of the Initial Lease, (B) asserting the bankruptcy or insolvency of a User, (C) seeking to prevent payment and discharge of the Initial Lease, or (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of the Initial Lease;

                          (xvi) All Filings Made. All filings necessary to evidence or perfect the contribution of the Initial Leases to the Phoenix Finance Subsidiary have been made in all appropriate jurisdictions;

                         (xvii) Miscellaneous. Each User's billing address is in the United States or its possessions and all payments under the Initial Leases are required to be made in United States dollars;

                        (xviii)   Monthly Installments. The Scheduled Payments
         on each Initial Lease are payable in monthly installments;

                          (xix) Aggregate Characteristics. As to the Initial Leases in the aggregate:


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



                                   (a) Amounts. The aggregate Lease Principal
                 Balance on the Leases listed in the List of Initial Leases as of the Cut-Off Date is equal to $29,756,661.70;

                                   (b) Selection Criteria. Substantially all of
                 the Equipment and related Initial Leases owned by it having the following characteristics have been contributed by it to the Phoenix Finance Subsidiary:

                                       The Initial Leases and the related
                 Equipment have the following characteristics: (A) each such Initial Lease has a remaining term to maturity as of the Cut-Off Date of not less than 20 months and not more than 65 months, (B) the weighted average remaining term to maturity of such Initial Leases is 44.79 months, (C) each such Initial Lease has a Lease Principal Balance as of the Cut-Off Date of not less than $2,104.07 and not more than $668,060.17, (D) as of the Cut-Off Date, no such item of Equipment has been repossessed, (E) no more than 41.24% of the aggregate Lease Principal Balances on the Cut-Off Date is attributable to such Initial Leases with Users in any single State, (F) no more than 2.75% of the aggregate Lease Principal Balances on the Cut-Off Date is attributable to any one Lessee (including Affiliates of such Lessee), (G) the Servicer has received at least one lease payment (which may include receipt by the Servicer of the related Security Deposit) on account of each such piece of Equipment from the related User, (H) approximately 46.45% of the aggregate Lease Principal Balance for all Initial Leases on the Cut-Off Date is attributable to Franchise Business Leases and (I) approximately 53.55% of the aggregate Lease Principal Balance for all Initial Leases on the Cut-Off Date is attributable to Growth Capital Leases;

                                   (c) Computer Tape. The Computer Tape made
                 available by it as of the Cut-Off Date was complete and accurate as of its date and includes a description of the same Initial Leases that are described in the List of Initial Leases and the payments due thereunder as of the Cut-Off Date;

                          (xx) Maturity of Leases. Each Initial Lease has a final Scheduled Payment date as set forth in the List of Initial Leases, none of which is later than March, 2001; no Initial Lease has a Final Lease Payment due after March, 2001;

                         (xxi) Security Interest in the Equipment and the Initial Leases. All necessary and appropriate actions have been taken that would result in the creation of a perfected security interest in the Equipment not owned by it and in the Initial Leases in its favor as secured party;


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                          (xxii)   Maintenance and Insurance. Each Initial Lease
         requires that the User maintain the related Equipment in good and workable order and that the User obtain and maintain physical damage and liability insurance covering such Equipment;

                         (xxiii)   Foreclosure. The Trust will have the right to
         exercise appropriate remedies with respect to the Equipment without obtaining the consent of any third parties;

                          (xxiv)   Representations and Warranties. The
         representations and warranties in this Agreement are true and correct;

                           (xxv) Contribution of Assets. It has caused its books and records to be marked to indicate that the Initial Assets have been contributed to the Phoenix Finance Subsidiary and will be acquired by PSSFC from the Phoenix Finance Subsidiary and will be transferred by PSSFC to the Trust;

                          (xxvi) Business Enterprise; Legal Requirements. Each User is a business enterprise; no Initial Lease is subject to legal requirements relating to extensions of credit to consumers; and

                         (xxvii)   Servicing. The prior servicing of the Initial
         Leases has been conducted in accordance with all applicable law.

                             (b) PLI represents and warrants as follows:

                             (i) Organization and Good Standing. It is a California corporation duly organized, validly existing and in good standing under the laws of the State of California, with full power and authority to own its properties and to conduct its business as presently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Assets;

                            (ii) Due Qualification. It is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, license or approval, except to the extent that the failure to be so qualified, or to obtain such licenses and approvals, would not, in the aggregate, materially and adversely affect its ability to perform its obligations under this Agreement or any Contribution Agreement Supplement or the collectibility of the Assets;

                           (iii) Power and Authority. It has the power and authority to execute and deliver this Agreement and each Contribution Agreement Supplement and to carry out their respective terms; it has duly authorized the contribution, transfer and assignment to the Phoenix Finance Subsidiary of the Assets by all necessary action; and the execution, delivery, and performance of this Agreement and each Contribution Agreement Supplement has been duly authorized by it by all necessary action;

                          (iv) Valid Contribution; Binding Obligations. This Agreement constitutes a valid contribution, assignment and transfer to the Phoenix Finance Subsidiary of all of its right, title, and interest in, to and under the Initial Assets; upon execution and delivery of each Contribution Agreement Supplement such Contribution Agreement Supplement will constitute a valid contribution, assignment and transfer to the Phoenix Finance Subsidiary of all of its right, title and interest to and under the New Assets transferred thereby, and the Assets will be held by the Phoenix Finance Subsidiary free and clear of any Lien of any Person, except for Liens permitted under, or to be created hereby and by the Receivables Transfer Agreement and the Pooling and Servicing Agreement; this Agreement constitutes and each Contribution Agreement Supplement, when duly executed and delivered, will constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought whether a proceeding at law or in equity;

                           (v)   No Violation. The consummation of the
         transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, its charter or by-laws or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement and any related Contribution Agreement Supplement, or violate any law or any order, rule, or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency, or other governmental authority having jurisdiction over it or any of its properties which would have a material adverse effect on the Assets or on its ability to perform its obligations under this Agreement or any Contribution Agreement Supplement;

                          (vi) No Proceedings. There are no proceedings or investigations pending, or, to its knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental authority (A) asserting the invalidity of this Agreement,
         (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Contribution Agreement Supplement or (C) seeking any determination or ruling that might (in its reasonable judgment) materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement or any Contribution Agreement Supplement or the collectibility of the Assets;

                         (vii) Insolvency. It is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or any Contribution Agreement Supplement;

                        (viii) Principal Place of Business. Its principal place of business and chief executive office is at 2401 Kerner Boulevard, San Rafael, California;

                          (ix) Valid Transfer. It is its intention that the contribution, assignment and transfer herein contemplated constitute a transfer of the Initial Assets from it to the Phoenix Finance Subsidiary and that the beneficial interest in and title to the Assets not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against it under any bankruptcy law; and

                           (x)   Bulk Transfers. The transfer and
         assignment of the Initial Assets by it to the Phoenix Finance Subsidiary pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                 SECTION 3.02 Representations and Warranties of the Phoenix Finance Subsidiary. The Phoenix Finance Subsidiary hereby makes the following representations and warranties on which PLI relies in investing in the Phoenix Finance Subsidiary and transferring the Assets. Such representations and warranties speak as of the Closing Date and shall be deemed re-affirmed on each Transfer Date, but shall survive each assignment, transfer and conveyance of the respective Assets to the Phoenix Finance Subsidiary and its successors and assigns.

                 (a) Organization and Good Standing. The Phoenix Finance Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own its properties and to conduct its business as presently conducted;

                 (b) Due Qualification. The Phoenix Finance Subsidiary is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, license or approval, except to the extent that the failure to be so qualified, or to obtain such license and approvals would not, in the aggregate, materially and adversely affect the ability of the Phoenix Finance Subsidiary to comply with the terms of this Agreement and each Contribution Agreement Supplement;

                 (c) Power and Authority. The Phoenix Finance Subsidiary has the power and authority to execute and deliver this Agreement and each Contribution Agreement Supplement and to carry out its respective terms; The Phoenix Finance Subsidiary has duly authorized the issuance of 1000 shares of Common Stock to PLI by all necessary corporate action; and the execution, delivery, and performance of this Agreement and each Contribution Agreement Supplement have been duly authorized by the Phoenix Finance Subsidiary by all necessary action;

                 (d) Binding Obligations. This Agreement constitutes and each Contribution Agreement Supplement, when each has been duly executed and delivered, will constitute, a legal, valid, and binding obligation of the Phoenix Finance Subsidiary enforceable against the Phoenix Finance Subsidiary in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought whether a proceeding at law or in equity;

                 (e) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and each Contribution Agreement Supplement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the charter or by-laws of the Phoenix Finance Subsidiary, or any material term of any indenture, agreement, mortgage, deed of trust or other instrument to which the Phoenix Finance Subsidiary is a party; and

                 (f) Common Stock. PLI is the record owner of 1000 shares of the Common Stock of the Phoenix Finance Subsidiary, all of which are validly issued, fully paid and non-assessable.

                 SECTION 3.03 Acceptance of Reconveyance of Leases and Equipment by PLI. Upon discovery by PLI, the Phoenix Finance Subsidiary, PSSFC, the Servicer or the Trustee of a breach of any of the representations and warranties made pursuant to Section 3.01 that materially and adversely affects the interests of the Phoenix Finance Subsidiary or PSSFC or their successors or assigns, including the Trustee and the Certificateholders in any of the Leases or the Equipment, the party discovering such breach shall give prompt written notice to the others. Unless the breach shall have been cured or waived by the Trustee for the benefit of the Certificateholders in all material respects on or before the last day of the month following the month of discovery by PLI of, or receipt by PLI of written notice from the Trustee, the Servicer, any Certificateholder, the Phoenix Finance Subsidiary or PSSFC of, such breach, PLI shall accept the reconveyance of any such Lease contributed and conveyed by it and the Equipment subject to such Lease and shall remit the Reconveyance Amount to the Servicer for allocation of such Reconveyance Amount pursuant to the terms of the Pooling and Servicing Agreement. The obligation of PLI to accept the reconveyance of any Lease and the Equipment subject to such Lease as to which a breach has occurred and is continuing and to remit the Reconveyance Amount as provided in this
Section 3.03 shall constitute the sole remedy against PLI for such breach available to the Phoenix Finance Subsidiary, PSSFC, the Trust and the Certificateholders. The representations and warranties set forth in Section 3.01 shall survive the contribution and assignment of the Assets to the Phoenix Finance Subsidiary and its successors and assigns.

                                   ARTICLE IV.

                                COVENANTS OF PLI

                 SECTION 4.01 Covenants of PLI. PLI hereby covenants and agrees with the Phoenix Finance Subsidiary as follows:

                 (a) Merger or Consolidation or Assumption of Obligations. Any partnership or corporation (i) into which it may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which it shall be party, or (iii) succeeding to its business substantially as a whole, shall execute an agreement of assumption to perform all of its obligations under this Agreement, and upon such execution will be its successor under this Agreement, without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 3.01 shall have been breached, (y) it shall have delivered to the Phoenix Finance Subsidiary, PSSFC, the Rating Agency and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement of assumption comply with this Section 4.01 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (z) it shall have delivered to the Phoenix Finance Subsidiary, PSSFC, the Rating Agency, and the Trustee an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Phoenix Finance Subsidiary, PSSFC and the Trust, in the Leases and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                 (b) Limitation on Liability. It and any of its directors or officers or employees or agents may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. It shall not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations as the transferor of the Assets under this Agreement and that in its opinion may involve it in any expense or liability.

                 (c) Preservation of Security Interest. It shall cooperate in connection with the execution and filing of financing statements and continuation statements as may be required by law fully to preserve, maintain, and protect the interest of the Phoenix Finance Subsidiary under this Agreement and each Contribution Agreement Supplement, PSSFC under the Receivables Transfer Agreement and each Receivables Transfer Agreement Supplement and the Trust under the Pooling and Servicing Agreement and each Subsequent Transfer Agreement, and of each of the Phoenix Finance Subsidiary, PSSFC and the Trust, in the Leases and in any Equipment related to growth capital leases which Equipment is located in California, Washington or New Jersey, and in the proceeds thereof.

                 (d) Preservation of Name, etc. It will not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with
Section 4.01 hereof seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Phoenix Finance Subsidiary at least 60 days' prior written notice thereof and shall have made any necessary amendatory filings.

                 (e) Preservation of Office. It will give the Servicer and the Phoenix Finance Subsidiary at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement filed hereunder or pursuant to the terms of any conveyance agreement, and shall make any amendatory filings.

                 (f) Obligations with Respect to Assets. It will duly fulfill all obligations on its part to be fulfilled under or in connection with each Asset and will do nothing to impair the rights of the Phoenix Finance Subsidiary, PSSFC or the Trust in the Assets. In the event that its rights under any Lease, any guarantee of the related User's obligations under any Lease, or any Insurance Policy are not assignable to the Phoenix Finance Subsidiary, PSSFC or to the Trust, it will enforce or it will cooperate in enforcing such rights on behalf of the Trust.

                 (g) Compliance with Law. It will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Assets or any part thereof; provided, however, that it may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Phoenix Finance Subsidiary, PSSFC or the Trust in the Assets, or the collectibility of the Assets.

                 (h) Transfer of Assets; Security Interests. Except for the transfers hereunder and under any Contribution Agreement Supplements, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on any Asset, or any interest therein and it shall defend the right, title, and interest of the Phoenix Finance Subsidiary, PSSFC, the Trust and their successors and assigns in, to, and under the Assets, against all claims of third parties claiming through or under it.

                 (i) Notification of Breach. It will advise the Phoenix Finance Subsidiary, PSSFC and the Trustee promptly, in reasonable detail, of the occurrence of any breach by it following discovery by it of such breach of any of its representations, warranties and covenants contained herein.

                 (j) Further Assurances. It will make, execute or endorse, acknowledge and file or deliver to the Phoenix Finance Subsidiary, PSSFC and the Trustee from time to time such schedules, confirmatory assignments, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Assets and other rights covered by this Agreement, as the Phoenix Finance Subsidiary, PSSFC or the Trustee may request and reasonably require; provided, that, no UCC filing will be required with respect to the Equipment except with respect to Equipment related to the growth capital Leases which Equipment is located in the states of California, Washington or New Jersey.

                 (k) Indemnification. It agrees to indemnify, defend and hold the Phoenix Finance Subsidiary, the Trust and PSSFC harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which the Phoenix Finance Subsidiary, the Trust or PSSFC may become subject insofar as such loss, liability, damage, judgment, claim, deficiency or expense arises out of or is based upon a breach by it of its covenants contained in this Section 4.01, or any information certified in any schedule delivered by it hereunder or under any Contribution Agreement Supplement, being untrue in any material respect at any time. Its obligations under this Section 4.01(k) shall be considered to have been relied upon by the Phoenix Finance Subsidiary, the Trust and PSSFC and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by the Phoenix Finance Subsidiary, the Trust or PSSFC or on their behalf.

                 (l) Notice of Liens. It shall notify the Phoenix
Finance Subsidiary, PSSFC and the Trustee promptly after becoming aware of any Lien on any Asset.

                 (m) Contribution of New Assets. During the
Interest-Only Period, (i) it will remain in the business of originating and purchasing equipment and related leases substantially similar to the Initial Equipment and the Initial Leases, (ii) it will use its best efforts to originate and purchase such equipment and related leases in a quantity no less than the cumulative amount of Base Principal Amount, Residual Receipts and Defaulted Residual Receipts during the Interest-Only Period, (iii) it will not sell, or enter into agreements to sell, such equipment or related leases to others in a manner which would materially and adversely affect its ability to perform its obligations hereunder to make available New Leases for transfer to the Phoenix Finance Subsidiary and subsequently to the Trust and (iv) if the Trust Certificate Principal Balance is reduced below 5%, then on the next Payment Date it will arrange for the transfer to the Trust of New Transferred Property relating to New Leases having an aggregate Lease Principal Balance necessary to increase the Trust Certificate Principal Balance to the 5% level.

                 SECTION 4.02 Phoenix Finance Subsidiary Covenants. The Phoenix Finance Subsidiary hereby covenants and agrees with PLI as follows:

                 (a) Reconveyance. Prior to each date as of which Leases and the Equipment subject to such Leases are to be reconveyed pursuant to
Section 3.03, the Trustee shall, in accordance with Section 5.11 of the Pooling and Servicing Agreement, assign, on behalf of the Trust, without recourse, representation, or warranty, to PLI all of the Trust's right, title, and interest in and to such reconveyed Lease, such purchased Equipment, and all security and documents relating thereto, such assignment being an assignment outright and not for security; and upon payment of the Reconveyance Amount, PLI will thereupon own such Lease, such Equipment and all such security and documents, free of any further obligation to the Trust with respect thereto.

                 (b) User's Quiet Enjoyment. The Phoenix Finance
Subsidiary hereby acknowledges and agrees that its rights in the Equipment are expressly subject to the rights of the related Users in such Equipment pursuant to the applicable Lease. The Phoenix Finance Subsidiary covenants and agrees that, so long as a User shall not be in default of any of the provisions of the applicable Lease, neither the Phoenix Finance Subsidiary nor any assignee of the Phoenix Finance Subsidiary will disturb the User's quiet and peaceful possession of the related Equipment and the User's unrestricted use thereof for its intended purpose.

                 SECTION 4.03 Transfer of Assets and Rights under this Agreement. PLI understands that the Phoenix Finance Subsidiary intends to transfer the Transferred Property to PSSFC pursuant to the Receivables Transfer Agreement and that PSSFC intends to transfer the Transferred Property to the Trust pursuant to the Pooling and Servicing Agreement and hereby consents to the assignment of all or any portion of this Agreement by the Phoenix Finance Subsidiary to PSSFC and by PSSFC to the Trust. PLI agrees that any such assignee of the Phoenix Finance Subsidiary or PSSFC may exercise the rights of the Phoenix Finance Subsidiary hereunder and shall be entitled to all of the benefits of the Phoenix Finance Subsidiary hereunder.

                                   ARTICLE V.

                              CONDITIONS PRECEDENT

                 SECTION 5.01 Conditions to the Phoenix Finance Subsidiary's Obligations. The obligations of the Phoenix Finance Subsidiary to accept the contribution of the Initial Assets and issue the Common Stock on the Closing Date shall be subject to the satisfaction of the following conditions:

                 (a) All representations and warranties of PLI contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

                 (b) All information concerning the Initial Assets provided to the Phoenix Finance Subsidiary, PSSFC and the Trust shall be true and correct as of the Cut-Off Date in all material respects;

                 (c) PLI shall have delivered to the Phoenix Finance Subsidiary, PSSFC and the Trust a List of Initial Leases as of the Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

                 (d) PLI shall have recorded and filed, at its expense, any financing statement with respect to the Initial Assets contributed to the Phoenix Finance pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer and contribution of the Assets from it to the Phoenix Finance Subsidiary, except that such filings with respect to the Equipment shall only be required with respect to Equipment related to growth capital leases which Equipment is located in California, Washington or New Jersey, and shall have delivered copies of such financing statements to the Trustee (with copies to the Phoenix Finance Subsidiary and PSSFC); and

                 (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Phoenix Finance Subsidiary, and the Phoenix Finance Subsidiary shall have received from PLI copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Phoenix Finance Subsidiary may reasonably have requested.

                 SECTION 5.02 Conditions to the Obligations of PLI. The obligation of PLI to transfer and contribute the Initial Assets on the Closing Date and to perform its obligations hereunder shall be subject to the satisfaction of the following conditions:

                 (a) All representations and warranties of the Phoenix Finance Subsidiary contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                 (b)  The Common Stock shall have been validly authorized; and

                 (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to PLI, and PLI shall have received from the Phoenix Finance Subsidiary copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as it may reasonably have requested.

                                   ARTICLE VI.

                                   TERMINATION

                 SECTION 6.01 Termination. The respective obligations and responsibilities of PLI and the Phoenix Finance Subsidiary created by this Agreement shall terminate a year and a day after the latest of (i) the maturity or other liquidation of the last Lease and the disposition of any amounts received upon disposition of any Defaulted Leases; (ii) the distribution to the Phoenix Finance Subsidiary of all amounts required to be paid to it pursuant to this Agreement; and (iii) the termination of the Pooling and Servicing Agreement.

                 SECTION 6.02 Effect of Termination. No termination nor rejection nor failure to assume the executory obligations of this Agreement in the bankruptcy of PLI or the Phoenix Finance Subsidiary shall be deemed to impair or affect the obligations pertaining to any executed contribution or executed obligations, including, without limitation, pretermination breaches of representations and warranties by PLI or the Phoenix Finance Subsidiary.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

                 SECTION 7.01 Amendment. This Agreement may be amended from time to time by PLI and the Phoenix Finance Subsidiary only with the prior written consent of PSSFC and the Trustee. A copy of any such amendment shall be furnished to the Rating Agency.

                 SECTION 7.02 Governing Law. This Agreement and any amendment hereof pursuant to Section 7.01 shall be construed in accordance with and governed by the substantive laws of the State of New York (without regard to choice of law principles) applicable to agreements made and to be performed therein and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

                 SECTION 7.03 Notices. All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile or telex with appropriate evidence of receipt (a) in the case of PLI, at the following address: 2401 Kerner Boulevard, San Rafael, California 94901-5527,
Attention: Chief Financial Officer and (b) in the case of the Phoenix Finance Subsidiary, at the following address: 2401 Kerner Boulevard, San Rafael, California 94901-5527, Attention: Chief Financial Officer. Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 7.03 for giving notice and by otherwise complying with any applicable terms of this Agreement, including but not limited to, subsections 4.01(d) and (e).

                 SECTION 7.04 Severability of Provision. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                 SECTION 7.05 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by PLI, except as provided in Section 4.01(a), without the prior written consent of the Phoenix Finance Subsidiary, PSSFC and the Trustee. Except as provided in Section 4.03, this Agreement may not be assigned by the Phoenix Finance Subsidiary without the prior written consent of PLI, PSSFC and the Trustee. Notice of any such assignment shall be given to the Rating Agency.

                 SECTION 7.06 Further Assurances. PLI and the Phoenix
Finance Subsidiary agree to do such further acts and things and to execute and deliver to the Trustee such additional assignments, agreements, powers and instruments as are required by the Trustee to carry into effect the purposes of this Agreement or to better assure and confirm unto the Trustee or the Certificateholders their rights, powers and remedies hereunder.

                 SECTION 7.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of PLI or the Phoenix Finance Subsidiary any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

                 SECTION 7.08 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

                 SECTION 7.09 Binding Effect; Third-Party Beneficiaries.
This Agreement will inure to the benefit of and be binding upon the parties hereto, PSSFC, the Trust, the Certificateholders and their respective successors and permitted assigns.

                 SECTION 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                 SECTION 7.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                 SECTION 7.12 Exhibit. The exhibit attached hereto and referred to herein shall constitute a part of this Agreement and is incorporated into this Agreement for all purposes.

                 SECTION 7.13 No Bankruptcy Petition Against the Phoenix Finance Subsidiary. PLI agrees that, prior to the date that is one year and one day after the payment in full of all outstanding Certificates, it will not institute against the Phoenix Finance

Subsidiary, or join any other Person in instituting against the Phoenix Finance Subsidiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.13 shall survive the termination of this Agreement.

                 SECTION 7.14 Confirmation of Intent. It is the intention of PLI and the Phoenix Finance Subsidiary that the contribution and transfer hereunder constitute the acquisition by the Phoenix Finance Subsidiary of the Assets transferring good title thereto and constituting a sale for financial accounting purposes, free and clear of all Liens, from PLI to the Phoenix Finance Subsidiary and that the Assets not be part of PLI's estate in the event of the insolvency or bankruptcy of PLI. In the event that the Assets or any portion thereof is held to be property of PLI's estate, or if for any reason this Agreement is held or deemed to create a security interest in the Assets, then (x) this Agreement shall also be deemed to be a security agreement within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the States of New York and California and (y) the transfer provided for in this Agreement shall be deemed to be a grant by PLI to the Phoenix Finance Subsidiary of (A) a valid first priority perfected security interest in all of PLI's right, title and interest in and to the Assets, except for the Equipment not owned by PLI, and (B) a valid assignment of its security interest in the Equipment not owned by PLI. PLI hereby grants such a security interest.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, PLI and the Phoenix Finance Subsidiary have caused this Contribution Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        PHOENIX LEASING INCORPORATED,
                                           a California corporation

                                        By: /s/ Paritosh K. Choksi
                                           -----------------------------------
                                           Name:  Paritosh K. Choksi
                                           Title: Chief Financial Officer

                                        PHOENIX RECEIVABLES II, INC.,
                                          a Delaware corporation

                                        By: /s/ Paritosh K. Choksi
                                           -----------------------------------
                                           Name:  Paritosh K. Choksi
                                           Title: Chief Financial Officer



                     [Contribution Agreement Signature Page]

                                                                       EXHIBIT A

                    Form Of Contribution Agreement Supplement

                 This Contribution Agreement Supplement (this "Agreement"), dated ____________ (the "Transfer Date"), is entered into among PHOENIX LEASING INCORPORATED, ("PLI"), a California corporation located at 2401 Kerner Boulevard, San Rafael, California 94901-5527 and PHOENIX RECEIVABLES II, INC. (the "Phoenix Finance Subsidiary"), a Delaware corporation located at 2401 Kerner Boulevard, San Rafael, California 94901-5527.

                              W I T N E S S E T H:

                 Reference is hereby made to that certain Contribution Agreement dated as of November 1, 1995 (the "Contribution Agreement") between PLI and the Phoenix Finance Subsidiary. Pursuant to the Contribution Agreement, PLI agreed to contribute, and the Phoenix Finance Subsidiary agreed to accept, from time to time, New Assets (as defined below) and to transfer such New Assets to PSSFC. The Contribution Agreement provides that each such contribution of New Assets be evidenced by the execution of delivery of a Contribution Agreement Supplement in the form of this Contribution Agreement Supplement.

                 The New Assets consist of (a) (i) any New Equipment that is owned by PLI and any and all income and proceeds from such New Equipment, but subject to the rights of any User to quiet enjoyment of such New Equipment under the related New Lease and (ii) any security interest of PLI in any of the New Equipment that is not owned by PLI, (b) the New Leases, including, without limitation, all Scheduled Payments, Residual Receipts and any other payments due with respect to the New Leases after the Cut-Off Date relating to such New Leases, (c) any guarantees of a User's obligations under a New Lease, (d) all other documents in the Lease Files with respect to the New Leases, including, without limitation, any Uniform Commercial Code financing statements relating to the New Leases or to the New Equipment; (e) any Insurance Policies and Insurance Proceeds with respect to the New Equipment, (f) the Security Deposits and (g) any and all income and proceeds of any of the foregoing; but shall not consist of any right, title and interest in and to the Initial Unpaid Amounts relating to the New Equipment, or any warrants issued by a User to PLI.

                 The "New Leases" are those Leases listed on the List of New Leases attached hereto.

                 "New Equipment" shall mean the equipment leased to a User pursuant to any New Lease.

                 The Cut-Off Date with respect to the New Leases is close of business on the day prior to the Transfer Date.

                 NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                 Section 1. Definitions. For the purposes of this Agreement, capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Contribution Agreement.

                 Section 2. Contribution; Transfer. (a) PLI hereby makes an additional capital contribution to the Phoenix Finance Subsidiary of all of its respective right, title and interest in, to, and under the New Assets, whether now existing or hereafter arising, and PLI hereby assigns, grants and transfers to the Phoenix Finance Subsidiary, without recourse, all of its right, title and interest in and to the New Assets, whether now existing or hereafter arising. Upon the Phoenix Finance Subsidiary's receipt of the New Assets, the Phoenix Finance Subsidiary shall transfer the New Transferred Property to PSSFC pursuant to a Receivables Transfer Agreement Supplement and PSSFC shall transfer the New Transferred Property to the Trust by executing and delivering to the Trust, an instrument of conveyance in substantially the form of Annex 1 to
Exhibit 1 to the Receivables Transfer Agreement.

                 (b) In connection with such contribution and transfer, PLI has heretofore filed, at its own expense, financing statements (and will hereafter file timely continuation statements with respect to such financing statements) with respect to the New Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer and contribution of the New Assets from PLI to the Phoenix Finance Subsidiary, the transfers of the New Transferred Property (as defined in the Receivables Transfer Act) from the Phoenix Finance Subsidiary to PSSFC pursuant to the Receivables Transfer Agreement, and the transfer of the New Transferred Property from PSSFC to the Trustee pursuant to the Pooling and Servicing Agreement, and delivered copies of such filings or other evidence of such filings to the Trustee (and copies to the Phoenix Finance Subsidiary and PSSFC); provided, however, that no financing statements will be recorded or filed with respect to the contribution or transfer of the Equipment except with respect to Equipment related to Growth Capital Leases which Equipment is located in California, Washington and New Jersey; and provided, further, that the Lease Files will not be physically delivered to the Phoenix Finance Subsidiary but instead will be held by the Servicer on behalf of PSSFC, the Phoenix Finance Subsidiary and the Trust.

                 (c) In connection with such contribution and transfer, (i) PLI shall, at its own respective expense, cause its books and records to be marked to show that the New Assets have been contributed and transferred to the Phoenix Finance Subsidiary in accordance with this Agreement, that the New Transferred Property (as defined in the Receivables Transfer Agreement) has been transferred to PSSFC in accordance with the Receivables Transfer Agreement and that the New Transferred Property has been transferred to the Trust in accordance with the Pooling and Servicing Agreement on or prior to the Transfer Date and (ii) on the Transfer Date PLI shall deliver to the Trustee on behalf of PSSFC the List of New Leases.

                 (d) PLI hereby acknowledges receipt from the Phoenix Finance Subsidiary of $____________, in respect of the contribution of the New Assets.

                 Section 3. Representations and Warranties of PLI. PLI hereby makes the following representations and warranties for the benefit of the Trustee, the Certificateholders, PSSFC and the Phoenix Finance Subsidiary, on which the Phoenix Finance Subsidiary relies in accepting the contribution of the New Assets and on which PSSFC relies in accepting the transfer of the New Transferred Property (as defined pursuant to the Receivables Transfer Agreement) pursuant to the Receivables Transfer Agreement, and on which the Trust relies in accepting the transfer of the New Transferred Property pursuant to the Pooling and Servicing Agreement. Such representations and warranties speak as of the Transfer Date but shall survive the contribution, assignment and transfer of the respective New Assets to the Phoenix Finance Subsidiary and its successors and assigns.

                      (i) List of New Leases. The information with respect to the New Leases in the List of New Leases is true and correct in all respects as of the Cut-Off Date; the List of New Leases is attached hereto;

                     (ii) No Default. As of the Cut-off Date, no payment on any New Lease was more than 60 days past due and (except for payments which are 60 days or less past due) (A) there was no default, breach, violation or event permitting acceleration under the terms of any New Lease (other than delinquent payments, as previously described), (B) no event had occurred and was continuing which with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any New Lease (other than delinquent payments, as previously described) and (C) it has not waived any of the foregoing;

                    (iii) No Waiver. No provision of any New Lease has been waived, altered or modified in any respect, except by instrument or documents attached as part of such New Lease and identified by it (other than payment delinquencies permitted under clause (ii) above);

                     (iv) Binding Obligation. Each New Lease represents the legal, valid and binding payment obligation of the User, enforceable in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity;

                      (v) No Defenses. Each New Lease is not and will not be subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, whether arising out of transactions concerning such New Lease or otherwise, and the operation of any of the terms of such New Lease or the exercise by it, the Servicer or the User of any right under such New Lease will not render such New Lease unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim or defense, including a defense arising out of a breach of the User's right of quiet enjoyment of the related Equipment, has been asserted with respect thereto, except that certain rights or defenses may exist under applicable law which, individually or in the aggregate, do not make the remedies available with respect to such New Lease inadequate for the practical realization of the benefits provided thereby;

                     (vi) Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of each New Lease have been complied with in all material respects, and each New Lease complied in all material respects at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated;

                    (vii)   Characteristics of the New Leases. (A) Each
         New Lease contains provisions requiring the User to assume all risk of loss or malfunction of the related Equipment, and making the User absolutely and unconditionally liable for all payments required to be made thereunder, without any right of setoff for any reason whatsoever,
         (B) except for New Leases having Lease numbers of ____________________, having an aggregate Lease Principal Balance as of the Cut-Off Date of $_______________, and each of which allows for prepayment in an amount not less than the related Prepayment Amount, no New Lease provides the User with a right to terminate or prepay, (C) each New Lease does not provide for the substitution, exchange or addition of any other items of equipment pursuant to such New Lease which would result in any reduction or extension of payments due under each New Lease, (D) each New Lease is assignable by it, the Phoenix Finance Subsidiary and PSSFC, without the consent of any Person, or, if any consent is required, the Person whose consent is required has given its consent in accordance with the terms of such New Lease no later than the Closing Date, (E) each New Lease was originated in the United States, its territories or possessions, by it in the ordinary course of its business, and in accordance with its underwriting standards and has been fully and properly executed by the parties thereto, (F) each New Lease creates a valid, subsisting and enforceable security interest in favor of it in the related Equipment and such security interest has been perfected, (G) each New Lease is in full force and effect in accordance with its terms and contains enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the related Equipment of the benefits of the security, (H) each New Lease at the date of issuance of the Certificates will be free and clear of all Liens; (I) each New Lease provides for monthly payments (which payments have not been reduced or suspended) as set forth for each New Lease in the List of New Leases that fully amortize the original Lease Principal Balance by maturity and (J) each New Lease is not more than 60 days past due as of the Cut-Off Date;

                   (viii) Lawful Assignment. Each New Lease was not originated in, nor is it subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such document under this Agreement, or give rise to any repurchase obligation or option in accordance with Section 3.03 hereof or Section 5.12 of the Pooling and Servicing Agreement and all necessary action has been taken by it to transfer all of its right, title and interest in and to each New Lease and the related Equipment to the Phoenix Finance Subsidiary;

                     (ix) Capacity. All parties to each New Lease had the legal capacity to execute the New Lease;

                      (x)   Good Title. Each New Lease and the related
         Equipment has not been sold, transferred, assigned or pledged by it to any other Person and immediately prior to contributing the New Leases and the related Equipment to the Phoenix Finance Subsidiary, it was the sole owner of each New Lease and the related Equipment free and clear of any liens or encumbrances and it has not taken any action to convey to any Person any right to payments received under the New Leases or the Insurance Policies;

                     (xi) Leases in Force. No New Lease has been satisfied, subordinated or rescinded, and no Equipment or any security interest in Equipment has been released from the New Lease in whole or in part;

                    (xii) One Original. There is only one original of each New Lease for purposes of the UCC as in effect in California and in New York and such counterpart will be delivered to the Servicer on or before the Closing Date; each New Lease constitutes "chattel paper" for purposes of the UCC as in effect in California and New York;

                   (xiii) Obligations; No Impairment. It has duly fulfilled all material obligations on its part to be fulfilled under or in connection with the New Leases, including, without limitation, giving any notices or consents necessary to effect the contribution, assignment, transfer and conveyance of the New Assets from it to the Phoenix Finance Subsidiary, and has done nothing to impair the rights of the Phoenix Finance Subsidiary, PSSFC and the Certificateholders in the New Leases or the proceeds with respect thereto;

                    (xiv) No Amendments. Except as otherwise reflected in the List of New Leases, no New Lease has been amended such that the amount of any Scheduled Payment or Final Lease Payment or the aggregate of any Scheduled Payments or Final Lease Payments have been decreased;

                     (xv) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of the New Lease, (B) asserting the bankruptcy or insolvency of a User,
         (C) seeking to prevent payment and discharge of the New Lease, or (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of the New Lease;

                    (xvi) All Filings Made. All filings necessary to evidence the contribution of the New Leases to the Phoenix Finance Subsidiary have been made in all appropriate jurisdictions;

                   (xvii) Miscellaneous. Each User's billing address is in the United States or its possessions and all payments under the New Leases are required to be made in United States dollars;

                  (xviii)   Monthly Installments. The Scheduled Payments on
         each New Lease are payable in monthly installments;

                    (xix) Aggregate Characteristics. As to the New Leases in the aggregate:

                          (a) Amounts. The aggregate Lease Principal Balance on the Leases listed in the List of New Leases as of the Cut-Off Date is equal to $_______________;

                          (b) Selection Criteria. Substantially all of
                 the Equipment and related New Leases owned by it having the following characteristics have been contributed by it to the Phoenix Finance Subsidiary:

                                  The New Leases and the related Equipment have
                 the following characteristics: (A) each such New Lease has a remaining term to maturity as of the Cut-Off Date of not less than 20 months and not more than 72 months, (B) the weighted average remaining term to maturity of the Leases is not less than 26 months, (C) each such New Lease has a Lease Principal Balance as of the Cut-Off Date of not less than $2,000 and not more than $1,000,000, (D) as of the Cut-Off Date, no such item of Equipment has been repossessed, (E) no more than 50% of the aggregate Lease Principal Balances on the Cut-Off Date is attributable to such New Leases with Users in any single State,
                 (F) no more than __% of the aggregate Lease Principal Balances on the Cut-Off Date is attributable to any one User (including Affiliates of such User), (G) the Servicer has received at least one lease payment (which may include receipt by the Servicer of the related Security Deposit) on account of each such piece of Equipment from the related User, (H) no more than 47% of the aggregate Lease Principal Balance for all New Leases on the related Cut-Off Date is attributable to franchise business leases;

                          (c) Computer Tape. The Computer Tape made
                 available by it as of the Cut-Off Date was complete and accurate as of its date and includes a description of the same New Leases that are described in the List of New Leases and the payments due thereunder as of the Cut-Off Date;

                      (xx) Maturity of Leases. Each New Lease has a final Scheduled Payment date as set forth in the List of New Leases, none of which is later than January 1, 2003; No New Lease has a Final Lease Payment due after January 1, 2003;

                     (xxi) Security Interest in the Equipment and the New Leases. All necessary and appropriate actions have been taken that would result in the creation of a perfected security interest in the Equipment not owned by it and in the New Leases in its favor as secured party;

                    (xxii) Maintenance and Insurance. Each New Lease requires that the User maintain the related Equipment in good and workable order and that the User obtain and maintain physical damage and liability insurance covering such Equipment;

                  (xxiii) Foreclosure. The Trust will have the right to exercise appropriate remedies with respect to the Equipment without obtaining the consent of any third parties;

                   (xxiv) Representations and Warranties. The representations and warranties in this Agreement are true and correct;

                    (xxv) Contribution of Assets. It has caused its books and records to be marked to indicate that the New Assets have been contributed to the Phoenix Finance Subsidiary and will be acquired by PSSFC from the Phoenix Finance Subsidiary and will be transferred by PSSFC to the Trust;

                   (xxvi) Business Enterprise; Legal Requirements. Each User is a business enterprise; no New Lease is subject to legal requirements relating to extensions of credit to consumers; and

                   (xxvii) Servicing. The prior servicing of the New Leases has been conducted in accordance with all applicable law.

                 Section 4. Financing Statements. PLI shall deliver to the Trustee on the Transfer Date copies of such filings or other evidence of such filings as is required by Section 2(b) hereof.

                 Section 5. Amendment. This Agreement may be amended from time to time by PLI and the Phoenix Finance Subsidiary only with the prior written consent of PSSFC and the Trustee.

                 Section 6. Governing Law. This Agreement and any amendment hereof pursuant to Section 5 hereof shall be construed in accordance with and governed by the substantive laws of the State of New York (without regard to choice of law principles) applicable to agreements made and to be performed therein and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

                 Section 7. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

                 Section 8. Binding Effect; Third-Party Beneficiaries.
This Agreement will inure to the benefit of and be binding upon the parties hereto, PSSFC, the Trust, the Certificateholders and their respective successors and permitted assigns.

                 Section 9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                      [REMAINDER INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, PLI and the Phoenix Finance Subsidiary have caused this Contribution Agreement Supplement to be duly executed by their respective officers as of the day and year first above written.

                                      PHOENIX LEASING INCORPORATED

                                      By:
                                             ----------------------------
                                             Name:
                                             Title:

                                      PHOENIX RECEIVABLES II, INC.

                                      By:
                                             ----------------------------
                                             Name:
                                             Title: